SUPPLEMENT TO THE PROSPECTUSES AND

STATEMENTS OF ADDITIONAL INFORMATION

OF

  WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

For the Wells Fargo Advantage Common Stock Fund (the “Fund”)

Effective immediately, Thomas D. Wooden, CFA is added as a Portfolio Manager of the Fund. Mr. Wooden's biographical description is already included among the Portfolio Manager biographies listed for Wells Capital Management Incorporated and is amended to include a reference to the Fund.

            The Beneficial Ownership in the Funds table in the section entitled “Portfolio Managers” in the Fund’s Statement of Additional Information is amended to add the following information:

Portfolio Manager	Fund	Beneficial Ownership
Wells Capital Management
Thomas D. Wooden, CFA	Common Stock Fund	$0

June 8, 2012                                                                                                               SCR062/P201ASP (06/12)